UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2023

ZIMMER ENERGY TRANSITION ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40500	86-2286053
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9 West 57th Street, 33rd Floor New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 371-8688

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock and one-third of one Warrant to purchase one share of Class A common stock	ZTAQU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ZT	The Nasdaq Stock Market LLC
Warrants, exercisable for one share of Class A common stock for $11.50 per share	ZTAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 2, 2023, Zimmer Energy Transition Acquisition Corp. (the “Company”) issued a press release announcing that it will redeem all of its outstanding shares of common stock that were included in the units issued in its initial public offering (the “public shares”), effective as of the close of business on June 16, 2023, as the Company will not consummate an initial business combination within the time period required by its Amended and Restated Certificate of Incorporation. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the redemption of the Company’s public shares and the Company’s subsequent dissolution and liquidation and its delisting from the Nasdaq Stock Market LLC and its termination of registration with the Securities and Exchange Commission. Certain of these forward-looking statements can be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” or other similar expressions. These statements are based on current expectations on the date of this Current Report and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated June 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2023
ZIMMER ENERGY TRANSITION ACQUISITION CORP.

	By:	/s/ Stuart J. Zimmer
	Name:	Stuart J. Zimmer
	Title:	Chief Executive Officer and Chairman of the Board